UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): October 9, 2012

POWELL INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12488	88-0106100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8550 Mosley Drive Houston, Texas		77075-1180
(Address of Principal Executive Offices)		(Zip Code)

(713) 944-6900

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Action (17CFR240.14D-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 3.03 Material Modification to Rights of Securities Holders.

Please see the disclosure set forth under Item 5.03, which is incorporated by reference into this Item 3.03, regarding the Amended and Restated Bylaws of Powell Industries, Inc. (the “Company”).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 9, 2012, the board of directors (the “Board”) of the Company appointed Michael A. Lucas as a director with his appointment to be effective October 9, 2012 for the term expiring at the next annual meeting of stockholders in 2013. With the addition of Mr. Lucas, the size of the Company’s board of directors was increased to ten.

Since August 20, 2012, Mr. Lucas has been serving as the President and Chief Executive Officer of the Company. Prior to joining the Company, Mr. Lucas had served as President of Emerson Network Power Energy Systems, a business of Emerson Electric Co. and global provider of high reliability power systems and project services, since September 2010. His prior roles at Emerson included serving as Vice President, Global Operations, Energy Systems from 2008 to 2010, President, Energy Systems – Europe/Middle East/Africa, from 2005 to 2008, President, Connectivity Solutions, from 2004 to 2005 and President, Sola/Hevi-Duty from 2002 to 2004. Mr. Lucas holds a B.S. in Electrical Engineering from Bradley University and an M.B.A. from University of Chicago. Mr. Lucas has no other related-person relationship with the Company.

Mr. Lucas will be a member of the Company’s 2013 director class.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 9, 2012, the Board approved the Amended and Restated Bylaws of the Company effective as of the date of adoption. The full text of the Amended and Restated Bylaws of the Company is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The amendments reflected in the Amended and Restated Bylaws of the Company are briefly summarized below:

1. A bylaw has been amended to change the number of stockholders required to call a special meeting of the stockholders from thirty percent (30%) of all the shares entitled to vote at a proposed meeting to fifty percent (50%) of all the shares entitled to vote at a proposed meeting.

2. A bylaw has been deleted permitting stockholders, at an annual meeting of the stockholders, to fill any vacancy occurring in the Board.

3. A bylaw has been amended to change the number of directors required to alter, amend or repeal the Amended and Restated Bylaws or adopt new bylaws from a majority of the directors of the Company to at least seventy-five percent (75%) of the directors of the Company.

The foregoing is intended to be only a summary, does not purport to be a complete description of the Amended and Restated Bylaws, and is qualified in its entirety by reference to the Company’s Amended and Restated Bylaws, attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 3.1	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POWELL INDUSTRIES, INC.

Date: October 12, 2012	By:	/s/ Don R. Madison
Don R. Madison
Executive Vice President
Chief Financial and Administrative Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 3.1	Amended and Restated Bylaws